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                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 30th of March 2001, by and among FalconStor, Inc., a Delaware corporation (the "Company"), and Network Peripherals Inc., a Delaware corporation along with each additional party set forth on Schedule A hereto (each an "Investor") that enters into this Agreement pursuant to an Additional Closing (as defined below).

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.   Sale of Series C Convertible Preferred Stock.

              1.1   Sale and Issuance of Series C Convertible Preferred Stock.


              Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the Investor at the Closing, 9,792,401 shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), $.001 par value per share, at a purchase price of $2.553 per share.

              1.2   Closing.

                    (a) The purchase and sale of the Series C Preferred Stock shall take place at 10:00 a.m. on March 30, 2001, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, or at such other time and place as shall be mutually agreed upon between the Investors and the Company (the "Initial Closing"). If at the Initial Closing, the Company has not received and accepted subscriptions for the sale of $45,000,000 of Series C Preferred Stock (or 17,626,322 shares of Series C Preferred Stock), the Company may have additional closings at such time and place as shall be mutually agreed upon between the Investors and the Company (the "Additional Closings") until such time as the Company has received and accepted subscriptions for the sale of $45,000,000 of Series C Preferred Stock (or 17,626,322 shares of Series C Preferred Stock) provided, however, that in no event shall any Additional Closings be held after April 29, 2001. The Initial Closing and the Additional Closings are collectively referred to herein as the "Closing."

                    (b) At the Closing, the Investor shall deliver to the Company the amount of its investment in immediately available funds by certified check or wire transfer to an account of the Company designated by the Company or such other manner reasonably acceptable to the Company.

                    (c) At the Closing, the Company shall deliver to the Investor a certificate for the shares of Series C Preferred Stock to be issued to the Investor in definitive form and duly registered in the name of the Investor.

         2. Representations and Warranties of the Company. Except for the exceptions set forth on the Schedule of Exceptions attached hereto and furnished to the Investor, which exceptions shall be deemed to be representations and warranties as if made hereunder, the Company hereby represents and warrants to the Investor that:

              2.1   Organization; Good Standing; Qualification and Corporate
Power.

                    (a) The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company and each of its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. True and correct copies of the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") and Bylaws have been provided to the Investor. True and correct copies of the formation documents for each subsidiary have been provided to the Investor.

                    (b) The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, the Option Agreement of even date herewith among the Company and the Investor (the "Option Agreement") the Amended and Restated Registration Rights Agreement of even date herewith among the Company, the Investor and the current stockholders of the Company (the "Amended Registration Rights Agreement"), and the Amended and Restated Stockholders Agreement of even date herewith among the Company, the Investor and the stockholders of the Company set forth therein (the "Amended Stockholders Agreement" and together with the NPI Option Agreement and the Registration Rights Agreement, the "Ancillary Agreements"), to issue and sell the Series Preferred Stock and to carry out and perform its obligations under the terms of this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. All necessary corporate action has been taken by the Company with respect to the execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby.

              2.2 Capitalization and Voting Rights. The authorized capital of the Company consists of:

    (i) Common Stock. 100,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), of which 15,100,000 shares are issued and outstanding as of the date hereof. In addition, the Company has Common Stock reserved for issuance as follows: (i) 15,000,000 shares issuable upon the conversion of Series A Convertible Preferred Stock ("Series A Preferred Stock"),
(ii) 8,000,000 shares issuable upon the exercise of stock options, of which options to purchase 7,101,500 shares of Common Stock have been granted at an exercise price of $0.25 per share, (iii) 9,800,000 shares issuable upon the conversion of Series B Convertible Preferred Stock (the "Series B Preferred Stock" and collectively with the Series A Preferred Stock and the Series C Preferred Stock, the "Preferred Stock") and (iv) 17,626,322 shares issuable upon the conversion of Series C Preferred Stock.

    (ii) Preferred Stock. 30,000,000 shares of preferred stock (the "Preferred Stock"), of which 3,000,000 have been designated as Series A Preferred Stock, 3,000,000 of which are issued and outstanding, 4,900,000 have been designated as Series B Preferred Stock, 4,900,000 of which are issued and outstanding, and 17,626,322 have been designated as Series C Preferred Stock, none of which are issued and outstanding.

    (iii) Except as set forth on the Schedule of Exceptions, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding of any kind, and, to the Company's knowledge, there is no agreement or understanding of any kind between any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof (a "Person"), which affects or relates to the acquisition, disposition or voting or giving of written consents with respect to any security of the Company.

    (iv) Except as provided in the Schedule of Exceptions, the Company has entered into Stock Option Agreements with each of the recipients of options to purchase Common Stock of the Company (the "Optionees") and the terms of such Stock Option Agreements (other than share amounts) are identical to those contained in the form of Stock Option Agreements attached hereto as Exhibit A.

        2.3 Subsidiaries; Interests of the Company. Except as set forth in the Schedule of Exceptions, the Company does not currently own or control, directly or indirectly, any interest in any other Person. The Company owns all of the issued and outstanding capital stock of each of its subsidiaries (except that with respect to the Taiwan subsidiary certain shares are held by nominee holders as required by Taiwan law) free and clear of all liens, claims, charges and other encumbrances and restrictions of any kind or nature.

        2.4 Financial Statements. The Company has delivered to the Investor its unaudited balance sheet, income statement and statement of stockholders' equity at and for the period ended December 31, 2000 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated and with each other. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods indicated therein, subject to normal year-end audit adjustments. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

        2.5 No Undisclosed Liabilities. Except as disclosed in the Schedule of Exceptions, there are no liabilities or obligations of the Company of any kind whatsoever, liquidated or unliquidated, whether accrued, direct, contingent, absolute, determined, determinable or otherwise, and, to the knowledge of the Company, there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

              (a) liabilities incurred in the ordinary course of business consistent with past practice, which in the aggregate are not material to the Company;

              (b) liabilities disclosed in the Financial Statements; and

              (c) liabilities disclosed on the Schedule of Exceptions.

         2.6 Authorization. This Agreement and the Ancillary Agreements have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

         2.7  Valid Issuance of Existing Preferred and Common Stock.

              (a) The outstanding shares of Common Stock are duly and validly authorized and issued, fully paid, and non-assessable and were issued in compliance with all applicable Federal and state securities laws.

              (b) The outstanding shares of Preferred Stock are duly and validly authorized and issued, fully paid, and non-assessable and were issued in compliance with all applicable Federal and state securities laws.

              (c) Except as set forth in this Agreement and the Schedule of Exceptions, no other shares of Common Stock or Preferred Stock have been reserved for issuance by the Company.

         2.8 Changes. Except as noted on the Schedule of Exceptions, since December 31, 2000 there has not been:

              (a) any change in the assets, condition (financial or otherwise), affairs, earnings, business, operations or any other prospects of the Company from that reflected in the Company's financial statements, except for changes which have not been, either individually or in the aggregate, materially adverse;

              (b) any borrowings or other material change in the liabilities or obligations of the Company, contingent or otherwise, whether due or to become due, whether by way of guaranty, endorsement, indemnity, warranty, or otherwise, except current liabilities incurred in the ordinary course of business, none of which materially and adversely affects the business, prospects, condition, affairs, properties, or assets of the Company, it being understood, however, that the Company continues to incur expenses in the ordinary course of business without offsetting income;

              (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, operation, or business of the Company;

              (d) any waiver by the Company of a valuable right or of a material debt owed to it;

              (e) any loans made by the Company to its employees, officers, or directors other than advances of expenses made in the ordinary course of business;

              (f) any declaration or payment of any dividend or other distribution of the assets of the Company to stockholders or any direct or indirect redemption, purchase, or acquisition of any securities of the Company other than repurchases of Common Stock from terminated employees, consultants, officers, and directors pursuant to written agreements;

              (g) to the best of the Company's knowledge, any organized labor activity involving any of the Company's employees;

              (h) to the best of the Company's knowledge, any other event or condition of any character which has materially and adversely affected the business, operations, properties, or assets of the Company;

              (i) any increase in compensation of any of its existing officers, or the rate of pay of its employees as a group, except as part of regular compensation increases in the ordinary course of business;

              (j) any resignation or termination of employment of any officer, director or key employee of the Company;

              (k) any capital stock, bonds or other corporate securities issued by the Company; or

              (l) any agreement to do or enter into any of the foregoing.

         2.9 Governmental Consents. Other than filings with Federal and state securities authorities in respect of the sale of the Series C Preferred Stock, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement. The Company and each of its subsidiaries has obtained all federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business, such licenses and permits are in full force and effect, no material violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any thereof. There are no consents or waivers necessary for the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

         2.10  Litigation. Except as set forth in the Schedule of Exceptions,
(i) there is no action, suit, proceeding, or investigation pending or currently threatened against the Company, and (ii) in the Company's reasonable judgment, none of the disclosures set forth on the Schedule of Exceptions are likely to question the validity of this Agreement or the Ancillary Agreements, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs, or property of the Company, financially or otherwise, or any change in the current equity ownership of the Company, including, without limitation, actions pending or to the Company's knowledge threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

         2.11 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of Federal or state statute, rule or regulation, license, or permit applicable to the Company, the violation or default of which would have a material adverse effect on the Company. The execution, delivery, and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or material contract or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company.

         2.12 Title to Property and Assets. The Company has good and marketable title to its property and assets free and clear of all mortgages, liens, loans, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets.

         2.13  Intellectual Property.

               (a) The Schedule of Exceptions sets forth a list of all Intellectual Property Rights (as hereinafter defined) and all material licenses, sublicenses and other agreements as to which the Company or any of its affiliates is a party and pursuant to which any third party is authorized to use such Intellectual Property Right, including the identity of all parties thereto. As used herein, the term "Intellectual Property Right" means any trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right, in each case which is used or held for use or otherwise necessary in connection with the conduct of the business of the Company.

               (b) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights necessary for its business as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communication alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business as now conducted by the employees of the Company, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company. To the Company's knowledge, its officers and employees are not making improper use of any confidential information or trade secrets of others, including those of any former employer.

         2.14 Finders' Fees. Except as set forth on the Schedule of Exceptions, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Investor, the Company or any of their respective affiliates upon consummation of the transactions contemplated by this Agreement.

         2.15  Securities Act.

               (a) Assuming the accuracy of the representations set forth in Sections 3.4 and 3.6 hereof, neither the registration of any security under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state, is required in connection with the issuance, execution and delivery of the Series C Preferred Stock in the manner contemplated hereunder.

               (b) All outstanding capital stock of the Company has been offered, issued and sold in compliance with the material requirements of all Federal and state laws applicable to the offer, issuance and sale of securities.

         2.16 Environmental and Safety Laws. To the best of the Company's knowledge, the Company and each of its subsidiaries is not, and at no time has been, in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. As used herein, "Environmental Laws" means all applicable federal, state and local laws, rules, regulations, codes, ordinances, judgments, decrees and the common law governing, regulating or otherwise affecting the environment, health or safety, including the federal Clean Air Act, the federal Clean Water Act, the federal Resource Conservation and Recovery Act, the federal Comprehensive Environmental Response, Compensation and Liability Act, the federal Toxic Substances Control Act and their state and local counterparts. The term "Hazardous Materials" means the existence in any form of polychlorinated biphenyls, asbestos or asbestos containing materials, urea formaldehyde foam insulation, oil, gasoline, petroleum, petroleum products and petroleum-derived substances (other than in vehicles operated in the ordinary course of business), pesticides and herbicides, and any other chemical, material or substance regulated under any Environmental Laws. The Company has operated all facilities and properties owned, leased or operated by it in material compliance with the Environmental Laws; and no Hazardous Materials have been stored, used, disposed of, treated, released or discharged by the Company in material violation of Environmental Laws. The Company has not received any notice from any governmental body claiming any material violation of any Environmental Law, or requiring any material work, repairs, construction, investigation, alterations, noise reduction, cleanup or installation, which has not been fully complied with; and the Company has not received any notice claiming that a release of Hazardous Material has occurred or exists on, in or under any facility or property owned, leased or operated currently or in the past by the Company. The Company does not have in its possession any reports of environmental consultants relating to the properties of the Company.

         2.17 Disclosure. None of this Agreement, the Ancillary Agreements or any other statements or certificates made or delivered in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

         2.18 No Conflict of Interest. The Company is not indebted, directly or indirectly, to any of its officers or directors to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company' s stock) or, to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         2.19 Confidential Information and Invention Assignment Agreements. Except as set forth in the Schedule of Exceptions, each employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Investor. The Company is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

         2.20 Employee Benefit Plans. Except as set forth in Schedule 2.20, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

         2.21 Insurance. The Company holds and maintains valid policies covering such casualties and contingencies and of such types and amounts as is customary for companies similarly situated.

    3. Representations and Warranties of the Investor. Each Investor, severally and not jointly, hereby represents and warrants to the Company that:

         3.1 Organization and Existence. To the extent indicated on the signature pages hereto, the Investor is either (i) a limited partnership duly organized and validly existing under the laws of its respective state of formation, (ii) a limited liability company duly organized and validly existing under the laws of its respective state of formation, (iii) a corporation duly organized and validly existing under the laws of its respective state of incorporation or (iv) an individual. The Investor represents that it was not organized for the purpose of making an investment in the Company.

         3.2 Authorization. The execution, delivery and performance of this Agreement and any applicable Ancillary Agreements by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby are within the powers of the Investor and have been duly authorized by all necessary individual, corporate, partnership or limited liability company action, as appropriate, on the part of the Investor. This Agreement and any applicable Ancillary Agreements constitute valid and binding agreements of the Investor, enforceable in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy. All action required for the lawful execution and delivery of this Agreement and any applicable Ancillary Agreements has been taken.

         3.3 Finders' Fees. Except as set forth on the Schedule of Exceptions, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Investor who might be entitled to any fee or commission from the Company upon consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

         3.4  Purchase Entirely for Own Account. The Series C Preferred
Stock to be received by the Investor pursuant to the terms hereof will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the shares of Series C Preferred Stock acquired by the Investor. The Investor has no contract, undertaking, agreement or arrangement with any Person to sell or transfer, or grant any participation to such Person or to any third Person, with respect to any shares of Series C Preferred Stock to be acquired by the Investor.

         3.5   Investor Address, Access to Information, Experience, Etc.

               (a) The address set forth on the signature pages of this Agreement is the Investor's true and correct business, residence or domicile address. The Investor has received and read and is familiar with this Agreement. The Investor has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this investment. The Investor has substantial experience in evaluating non-liquid investments such as the Series C Preferred Stock and is capable of evaluating the merits and risks of an investment in the Company. The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

               (b) The Investor has been furnished access to the business records of the Company and such additional information and documents as the Investor has requested and has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Series C Preferred Stock, the business, operations, market potential, capitalization, financial condition and prospects of the Company, and all other matters deemed relevant to the Investor.

               (c) The Investor acknowledges that it has had an opportunity to evaluate all information regarding the Company as it has deemed necessary or desirable in connection with the transactions contemplated by this Agreement, has independently evaluated the transactions contemplated by this Agreement and has reached its own decision to enter into this Agreement.

         3.6 Restricted Securities. The Investor understands that the shares of Series C Preferred Stock to be acquired by the Investor and the Common Stock issuable upon conversion of the shares of Series C Preferred Stock have not been registered under the Securities Act or the laws of any state and may not be sold or transferred, or otherwise disposed of, without registration under the Securities Act and applicable state securities laws, or pursuant to an exemption therefrom. In the absence of an effective registration statement covering the shares of Series C Preferred Stock to be acquired by the Investor and the Common Stock issuable upon conversion of the shares of Series C Preferred Stock, the Investor will not sell or transfer, or otherwise dispose of, the shares of Series C Preferred Stock to be acquired by the Investor only in a manner consistent with its representations and agreements set forth herein, the terms and conditions set forth in the Ancillary Agreements and any applicable Federal and state securities laws.

         3.7 Legends. It is understood that the certificates evidencing the shares of Series C Preferred Stock may bear one or all of the following legends:

               (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS OR, UNLESS REASONABLY REQUESTED BY THE COMPANY, THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

               (b) Any legend required by the Blue Sky laws of any state.

         The legend referred to in clause (a) above shall be removed by the Company from any certificate at such time as the holder of the securities represented by the certificate delivers an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act, or at such time as the holder of such shares satisfies the requirements of Rule 144(k) or such other substantially similar rule promulgated under the Securities Act then in effect under the Securities Act; provided, that the Company has received from the holder a written representation that (i) such holder is not an affiliate of the Company and has not been an affiliate during the preceding three (3) months, (ii) such holder has beneficially owned the shares represented by the certificate for a period of at least two (2) years (or the period of time then required by Rule 144(k) or such other substantially similar rule promulgated under the Securities Act then in effect), and (iii) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares.

         3.8 True and correct copies of the Certificate of Incorporation, as amended, and Bylaws of Network Peripherals Inc. have been provided to the Company.

    4. Conditions of the Investor's Obligations at Closing. The obligations of the Investor under Sections 1.1 and 1.2(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor unless the Investor has consented in writing thereto:

         4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

         4.2 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 Amendment to the Certificate of Incorporation. The Company shall have filed an amendment to its Certificate of Incorporation which increases the Company's authorized preferred stock to 30,000,000 and designates 17,626,322 shares of preferred stock as Series C Preferred Stock with such rights, preferences, privileges and restrictions as specified in the Certificate of Designations, Preferences and Other Rights and Qualifications of Series C Convertible Preferred Stock, attached hereto as Exhibit B (the "Series C Certificate of Designation").

         4.4 Compliance Certificate. The President of the Company shall deliver to the Investor at the Closing a certificate certifying that the relevant conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

         4.5 Secretary's Certificate. The Secretary of the Company shall deliver to the Investor at the Closing a certificate certifying: (i) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect at the Closing; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby and that such resolutions have not been amended or modified and are in full force and effect; (iii) that attached thereto is a true and complete copy of the Company's Certificate of Incorporation, as in effect at the Closing; and
(iv) to the incumbency and specimen signatures of each officer of the Company executing this Agreement, the Ancillary Agreements and the certificates contemplated hereby and thereby.

         4.6 Share Certificates. The Investor shall have received a certificate or certificates representing such number of Series C Preferred Shares of their investment with all such certificates registered in the name of each such respective Investor.

         4.7 Agreements. The Investor shall have received a duly executed Option Agreement, Amended Stockholders Agreement and Amended Registration Rights Agreement.

         4.8 Legal Opinion. The Investor shall have received the legal opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to the Company, in the form attached as Exhibit C hereto.

         4.9 Other Documents. The Investor shall have received all documents they may reasonably request relating to the existence of the Company and its authority to enter into and perform this Agreement and any applicable Ancillary Agreements, all in form and substance reasonably satisfactory to Investors.

         4.10 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

    5. Conditions of the Company's Obligations at Closing. The obligations of the Company under Sections 1.1 and 1.2(c) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless the Company has consented in writing thereto:

         5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

         5.2 Performance. The Investor shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         5.3 Agreements. The Company shall have received a duly executed Option Agreement, Amended Stockholders Agreement and Amended Registration Rights Agreement from the Investor.

    6. Covenants of the Company. In addition to the covenants set forth in the Company's Certificate of Incorporation, the Company agrees that, so long as any shares of Series C Preferred Stock remain outstanding:

         6.1 Qualifications. Promptly following the Closing, the Company shall obtain all necessary Blue Sky law permits and qualifications, or secure exemptions therefrom, required by any state for the offer and sale of the Series C Preferred Stock.

         6.2 Inspection of Property, Books and Records. The Company will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and, so long as an Investor holds at least 5% of the total Series C Preferred Stock issued at Closing (or 5% of the Common Stock issued upon conversion of the Series C Preferred Stock or a combination of such Common Stock and Series C Preferred Stock), will permit representatives of any the Investor, at the Investor's expense, to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired, subject to the execution of a confidentiality agreement acceptable in form and substance to the Company by such representatives of the Investor, which the Investor shall make reasonable efforts to obtain.

         6.3 Maintenance of Existence. The Company shall at all times (a) preserve, renew and keep in full force and effect its legal existence and rights and franchises with respect thereto; and (b) maintain in full force and effect all permits, licenses, trademarks, trade names, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

         6.4 Payment of Obligations. The Company shall pay and discharge at or before maturity, all of its material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings or as waived, forgiven or modified by the creditor, and will maintain, in accordance with generally accepted accounting principles as they then exist, appropriate reserves for the accrual of any of the same.

         6.5 Financial Statements. The Company shall furnish or cause to be furnished to the Investor:

               (a) as soon as reasonably possible, and in any event within 90 days after the end of each fiscal year of the Company, the audited consolidated balance sheet of the Company as at the end of such fiscal year, and audited consolidated statements of operations and retained earnings and cash flow of the Company for such fiscal year, all in reasonable detail, and prepared in accordance with GAAP, and accompanied by the report thereon of a nationally or regionally recognized independent certified public accountant firm reasonably satisfactory to the holders of a majority of the Series C Preferred Stock then outstanding (provided that any Big Five firm shall be deemed satisfactory);

               (b) as soon as reasonably possible, and in any event within 45 days after the end of each month, the unaudited consolidated balance sheet and statements of operations and retained earnings and cash flow of the Company for such month, all in reasonable detail, prepared in accordance with GAAP, and certified to be complete and correct in all material respects (subject to year-end adjustments) by the President or Chief Financial Officer of the Company;

               (c) so long as an Investor holds at least 5% of the total Series C Preferred Stock issued at Closing (or 5% of the Common Stock issued upon conversion of the Series C Preferred Stock or a combination of such Common Stock and Series C Preferred Stock), as soon as reasonably possible, provide the Investor with budgets and monthly financial statements, all in reasonable detail; provided, however, that this obligation shall terminate if the Company consummates a public offering of its Common Stock or has any class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended; and

               (d) such other information regarding the business, affairs and condition of the Company that would have a material bearing on the Company's business, results of operations or financial condition and such other information as any Investor may from time to time reasonably request.

         6.6 Reservation of Shares. The Company shall at all times duly reserve for issuance the shares of Common Stock issuable upon conversion or exercise of the Series C Preferred Stock. The Company shall comply with the terms and conditions of the Series C Preferred Stock as set forth in the Company's Certificate of Incorporation including the Series C Certificate of Designations.

         6.7 Use of Proceeds. The Company shall use the proceeds received from the sale and issuance of the Series C Preferred Stock for working capital, capital expenditures, product development, marketing and sales and other operating expenses of the Company and its subsidiaries.

         6.8 Board of Directors. Immediately after the Initial Closing, Glenn Penisten will be appointed to the Board of Directors of the Company as the Series C Preferred Stock designated director.

    7. Indemnity. The Company shall, with respect to the representations, warranties, covenants and agreements made by the Company herein indemnify, defend and hold the Investor (and their respective shareholders, directors, officers, employees, partners, agents, affiliates and controlling parties) (each, an "Indemnified Party") harmless from and against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Company contained in this Agreement or the assertion of any claims relating to the foregoing. Without limiting the generality of the foregoing, each Indemnified Party shall be deemed to have suffered liability, loss or damage as a result of the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements if such liability, loss or damage shall be suffered by the Indemnified Party as a result of, or in connection with, such untruth, inaccuracy or breach or any facts or circumstances constituting such untruth, inaccuracy or breach. The Company shall indemnify and hold harmless each Indemnified Party against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any violations by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company relating to action or inaction required of the Company in connection with the Securities Act or registration or qualification under such state securities or blue sky laws; and shall reimburse each such Indemnified Party for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no indemnification shall be required hereunder for the negligence or willful misconduct of any Indemnified Party or breach by the Investor of any of the representations and warrants set forth in Section 3 hereof. In case any such action is brought against an Indemnified Party, the Company will be entitled to participate in and assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Company to such Indemnified Party of its election to assume the defense thereof, the Company shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party that conflict in any material respect with those available to the Company, or that such claims or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided by this Section 7, the Company shall reimburse such Indemnified Party and shall not have the right to assume the defense of such action on behalf of such Indemnified party and the Company shall reimburse each such Indemnified Party and any person controlling such Indemnified Party for that portion of the reasonable fees and expenses of any counsel retained by the Indemnified Party. The Company shall not make any settlement of any claims indemnified against hereunder without the written consent of the Indemnified Party or Parties, which consent shall not be unreasonably withheld. Any claim for indemnification under this Section 7 with respect to representations and warranties must be made not later than the end of the 24-month survival period set forth in Section 8.1.

    8.   Miscellaneous.

         8.1 Survival of Warranties. The warranties, representations, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of 24 months and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

         8.2 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Company may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Investors holding majority of the shares of Series C Preferred Stock then outstanding. Except as provided under Section 7, neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         8.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to principles of conflicts of laws and rules of such state.

         8.4 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) one day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, with a copy for the Company to 125 Baylis Road, Melville, NY 11747, Att: Mr. ReiJane Huai, President.

         8.7 Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors that represent in the aggregate at least a majority of the outstanding shares of Series C Preferred Stock (provided that no such amendment shall unfairly discriminate against a particular Investor relative to the other Investors). Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

         8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

                  IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.

                [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]


                                    FALCONSTOR, INC.


                                    By: /s/ ReiJane Huai
                                        ---------------------------------
                                    Name: ReiJane Huai
                                    Title: President and Chief Executive Officer



                                    NETWORK PERIPHERALS INC.


                                    By: /s/ James Regel
                                        ----------------------------------------
                                    Name: James Regel
                                    Title: President and Chief Executive Officer

                                   SCHEDULE A

As of April 11, 2001, there were no additional investors.